PIONEER HIGH INCOME TRUST
                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER TAX ADVANTAGED BALANCED TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 16, 2005

     This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer High Income Trust, Pioneer Municipal High Income Trust, Pioneer Municipal High Income Advantage Trust and Pioneer Tax Advantaged Balanced Trust:

     The annual meeting of shareholders of each of the above registered investment management companies (collectively, the "funds") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on August 16, 2005 at 2:00 p.m., Boston time, to consider the following:

     1. To elect three Trustees of your fund, as named in the attached proxy statement, each by the holders of Common and Preferred Shares of your fund, voting together as a single class. Each elected Trustee will serve for a three year term or until a successor is elected.

     2. To consider any other business that may properly come before the meeting.

     Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL NO 1.
     Shareholders of record as of the close of business on June 21, 2005 are entitled to vote at the meeting and any related follow-up meetings.

                                 By Order of each Board of Trustees,

                                 Dorothy E. Bourassa, Secretary

Boston, Massachusetts
July 11, 2005

                              -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE
ENCLOSED PROXY.                                                   17780-00-0605

                              PROXY STATEMENT OF

                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                     PIONEER TAX ADVANTAGED BALANCED TRUST
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-622-3265

                        ANNUAL MEETING OF SHAREHOLDERS

     This proxy statement contains the information you should know before voting on the proposal summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                 INTRODUCTION

     This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each of the funds referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of each fund. The Common Shares and the Preferred Shares of each fund sometimes are referred to herein collectively as the "Shares". Each meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on August 16, 2005, and at any adjournments of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about July 11, 2005. The annual report for each fund for its most recently completed fiscal year was previously mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on June 21, 2005 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. The affirmative vote of a plurality of the Common and Preferred Shares of each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of each fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for Trustee. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

     Each fund will vote separately on each item. Votes of multiple funds will not be aggregated.

                                  PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

     Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of each fund. All of the nominees for election to each fund's Board currently serve as Trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three year term or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

     The Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for Pioneer Tax Advantaged Balanced Trust. Class II Trustees are being submitted to shareholders for election at the Meeting for Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Class III Trustees are being submitted to shareholders for election at the Meeting for Pioneer High Income Trust.

     Each fund's Board of Trustees consists of eight members.

Pioneer High Income Trust
     The terms of the Class I Trustees -- Ms. Bush and Ms. Piret -- will expire in 2006; the terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr.
West -- expire in 2007; and the terms of the Class III Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire at the upcoming 2005 annual meeting.

Pioneer Municipal High Income Trust and
Pioneer Municipal High Income Advantage Trust

     The terms of the Class I Trustees for Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007; the terms of the Class II Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- expire at the upcoming 2005 annual meeting; and the terms of the Class III Trustees -- Ms. Bush and Ms. Piret -- expire in 2006.

Pioneer Tax Advantaged Balanced Trust

     The terms of the Class I Trustees -- Ms. Graham, Mr. Hood and Mr. Winthrop -- will expire at the first annual meeting following the initial public offering of the common shares (the upcoming meeting); the terms of the Class II Trustees -- Ms. Bush and Ms. Piret -- will expire in 2006; and the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2007.

     Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund.

     The following table sets forth the incumbent Trustees and each Trustee's position(s) with each fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 81 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, MA 02109.

                                                                                            Other
                                       Term of Office                                   Directorships
                       Position(s)           and                                        Held by this
      Name, Age            Held           Length of        Principal Occupation(s)       Trustee or
     and Address      With the Fund        Service         During Past Five Years          Nominee
-------------------- --------------- ------------------ ---------------------------- ------------------
Interested Trustees:

John F. Cogan, Jr.   Chairman of     High Income        Deputy Chairman and a        Chairman and
(79)*                the Board,      Trust: Class II    Director of Pioneer Global   Director of ICI
                     Trustee and     Trustee since      Asset Management S.p.A.      Mutual Insurance
                     President       2002. Term         ("PGAM"); Non-Executive      Company; Director
                                     expires in 2007.   Chairman and a Director      of Harbor Global
                                     Elected by         of Pioneer Investment        Company, Ltd.
                                     Preferred          Management USA Inc.
                                     Shares only.       ("PIM-USA"); Chairman
                                     Municipal High     and a Director of Pioneer;
                                     Income Trust:      Director of Pioneer
                                     Class I Trustee    Alternative Investment
                                     since 2003.        Management Limited
                                     Term expires in    (Dublin); President and
                                     2007. Elected      a Director of Pioneer
                                     by Preferred       Alternative Investment
                                     Shares only.       Management (Bermuda)
                                     Municipal          Limited and affiliated
                                     High Income        funds; President and
                                     Advantage          Director of Pioneer
                                     Trust: Class I     Funds Distributor, Inc.;
                                     Trustee since      President of all of the
                                     2003. Term         Pioneer Funds; and Of
                                     expires in 2007.   Counsel (since 2000,
                                     Elected by         partner prior to 2000),
                                     Preferred          Wilmer Cutler Pickering
                                     Shares only.       Hale and Dorr LLP
                                     Tax Advantaged     (counsel to PIM-USA
                                     Balanced Trust:    and the Pioneer Funds)
                                     Class III Trustee
                                     since 2003.
                                     Term expires in
                                     2007. Elected by
                                     Preferred Shares
                                     only.

                                                                                     Other
                                    Term of Office                               Directorships
                    Position(s)           and                                    Held by this
    Name, Age          Held            Length of       Principal Occupation(s)    Trustee or
   and Address     With the Fund        Service        During Past Five Years       Nominee
---------------- ---------------- ------------------ -------------------------- --------------
Osbert M. Hood   Trustee and      High Income        President and Chief        None
(52)*            Executive Vice   Trust: Class III   Executive Officer, PIM-
                 President        Trustee since      USA since May, 2003
                                  June 2003.         (Director since January,
                                  Term expires       2001); President and
                                  in 2005.           Director of Pioneer
                                  Municipal High     Investment Management,
                                  Income Trust:      Inc. since May, 2003;
                                  Class II Trustee   Chairman and Director
                                  since 2003.        of Pioneer Investment
                                  Term expires       Management Shareholder
                                  in 2005.           Services, Inc. ("PIMSS")
                                  Municipal          since May, 2003;
                                  High Income        Executive Vice President
                                  Advantage          of all of the Pioneer
                                  Trust: Class II    Funds since June 3,
                                  Trustee since      2003; Executive Vice
                                  2003. Term         President and Chief
                                  expires in 2005.   Operating Officer of
                                  Tax Advantaged     PIM-USA, November
                                  Balanced Trust:    2000-May 2003;
                                  Class I Trustee    Executive Vice President,
                                  since 2003.        Chief Financial Officer
                                  Term expires       and Treasurer, John
                                  in 2005.           Hancock Advisers, LLC,
                                                     Boston, MA, November
                                                     1999-November 2000

                                                                                              Other
                                         Term of Office                                   Directorships
                         Position(s)           and                                         Held by this
       Name, Age             Held           Length of        Principal Occupation(s)        Trustee or
      and Address       With the Fund        Service         During Past Five Years          Nominee
---------------------- --------------- ------------------ ---------------------------- -------------------
Independent Trustees:

David R. Bock          Trustee         High Income        Senior Vice President and    Director of The
(61)                                   Trust: Class II    Chief Financial Officer,     Enterprise Social
3050 K. Street NW,                     Trustee since      I-trax, Inc. (publicly       Investment
Washington, DC 20007                   2005. Term         traded health care           Company
                                       expires in 2007.   services company)            (privately-held
                                       Municipal High     (2001-present);              affordable housing
                                       Income Trust:      Managing Partner, Federal    finance company);
                                       Class I Trustee    City Capital Advisors        Director of New
                                       since 2005.        (boutique merchant           York Mortgage
                                       Term expires       bank); (1995-2000; 2002      Trust (publicly
                                       in 2007.           to 2004); Executive Vice     traded mortgage
                                       Municipal          President and Chief          REIT)
                                       High Income        Financial Officer, Pedestal
                                       Advantage          Inc. (internet-based
                                       Trust: Class I     mortgage trading
                                       Trustee since      company) (2000-2002)
                                       2005. Term
                                       expires in 2007.
                                       Tax Advantaged
                                       Balanced Trust:
                                       Class III Trustee
                                       since 2005.
                                       Term expires
                                       in 2007.

                                                                                                    Other
                                            Term of Office                                      Directorships
                           Position(s)           and                                             Held by this
        Name, Age              Held           Length of          Principal Occupation(s)          Trustee or
       and Address        With the Fund        Service           During Past Five Years            Nominee
------------------------ --------------- ------------------- ------------------------------ ---------------------
Mary K. Bush             Trustee         High Income         President, Bush                Director of Brady
(57)                                     Trust: Class I      International (international   Corporation
3509 Woodbine Street,                    Trustee since       financial advisory firm)       (industrial
Chevy Chase, MD                          2002. Term                                         identification and
20815                                    expires in 2006.                                   specialty coated
                                         Municipal High                                     material products
                                         Income Trust:                                      manufacturer),
                                         Class III Trustee                                  Millenium
                                         since 2003.                                        Chemicals, Inc.
                                         Term expires                                       (commodity
                                         in 2006.                                           chemicals),
                                         Municipal                                          Mortgage
                                         High Income                                        Guaranty
                                         Advantage                                          Insurance
                                         Trust: Class III                                   Corporation, R.J.
                                         Trustee since                                      Reynolds Tobacco
                                         2003. Term                                         Holdings, Inc.
                                         expires in 2006.                                   (tobacco)
                                         Tax Advantaged
                                         Balanced Trust:
                                         Class II Trustee
                                         since 2003.
                                         Term expires
                                         in 2006.

Margaret B.W. Graham     Trustee         High Income         Founding Director, The         None
(58)                                     Trust: Class III    Winthrop Group, Inc.
1001 Sherbrooke Street                   Trustee since       (consulting firm);
West, Montreal,                          2002. Term          Professor of
Quebec, Canada                           expires in 2005.    Management, Faculty of
                                         Municipal High      Management, McGill
                                         Income Trust:       University
                                         Class II Trustee
                                         since 2003.
                                         Term expires
                                         in 2005.
                                         Municipal
                                         High Income
                                         Advantage
                                         Trust: Class II
                                         Trustee since
                                         2003. Term
                                         expires in 2005.
                                         Tax Advantaged
                                         Balanced Trust:
                                         Class I Trustee
                                         since 2003.
                                         Term expires
                                         in 2005.

                                                                                            Other
                                        Term of Office                                  Directorships
                        Position(s)           and                                       Held by this
      Name, Age             Held           Length of       Principal Occupation(s)       Trustee or
     and Address       With the Fund        Service         During Past Five Years         Nominee
--------------------- --------------- ------------------ --------------------------- ------------------
Marguerite A. Piret   Trustee         High Income        President and Chief         Director of New
(57)                                  Trust: Class I     Executive Officer,          America High
One Boston Place,                     Trustee since      Newbury, Piret &            Income Fund, Inc.
28th Floor,                           2002. Term         Company, Inc.               (closed-end
Boston, MA 02108                      expires in 2006.   (investment banking firm)   investment
                                      Elected by                                     company)
                                      Preferred
                                      Shares only.
                                      Municipal High
                                      Income Trust:
                                      Class III Trustee
                                      since 2003.
                                      Term expires in
                                      2006. Elected
                                      by Preferred
                                      Shares only.
                                      Municipal
                                      High Income
                                      Advantage
                                      Trust: Class III
                                      Trustee since
                                      2003. Term
                                      expires in 2006.
                                      Elected by
                                      Preferred
                                      Shares only.
                                      Tax Advantaged
                                      Balanced Trust:
                                      Class II Trustee
                                      since 2003.
                                      Term expires in
                                      2006. Elected
                                      by Preferred
                                      Shares only.

                                                                                          Other
                                         Term of Office                               Directorships
                         Position(s)           and                                     Held by this
       Name, Age             Held           Length of       Principal Occupation(s)     Trustee or
      and Address       With the Fund        Service        During Past Five Years       Nominee
---------------------- --------------- ------------------ -------------------------- ---------------
Stephen K. West        Trustee         High Income        Senior Counsel, Sullivan   Director, The
(76)                                   Trust: Class II    & Cromwell (law firm)      Swiss Helvetia
125 Broad Street,                      Trustee since                                 Fund, Inc.
New York, NY 10004                     2002. Term                                    (closed-end
                                       expires in 2007.                              investment
                                       Municipal High                                company) and
                                       Income Trust:                                 AMVESCAP PLC
                                       Class I Trustee                               (investment
                                       since 2003.                                   managers)
                                       Term expires
                                       in 2007.
                                       Municipal
                                       High Income
                                       Advantage
                                       Trust: Class I
                                       Trustee since
                                       2003. Term
                                       expires in 2007.
                                       Tax Advantaged
                                       Balanced Trust:
                                       Class III Trustee
                                       since 2003.
                                       Term expires
                                       in 2007.

John Winthrop          Trustee         High Income        President, John Winthrop   None
(69)                                   Trust: Class III   & Co., Inc. (private
One North Adgers                       Trustee since      investment firm)
Wharf,                                 2002. Term
Charleston, SC 29401                   expires in 2005.
                                       Municipal High
                                       Income Trust:
                                       Class II Trustee
                                       since 2003. Term
                                       expires in 2005.
                                       Municipal High
                                       Income Advantage
                                       Trust: Class II
                                       Trustee since
                                       2003. Term
                                       expires in 2005.
                                       Tax Advantaged
                                       Balanced Trust:
                                       Class I Trustee
                                       since 2003. Term
                                       expires in 2005.

-------------
* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of each fund's investment adviser and certain of its affiliates.

Board Committees

     The Board of Trustees for each fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
     David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

Independent Trustees
     David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
     Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Valuation
     Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
     Mary K. Bush (Chair), Steve West and John Winthrop

     During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees of each fund held the following meetings:

                                                                    Municipal       Tax
                                            High      Municipal    High Income   Advantaged
                                           Income       High        Advantage     Balanced
                                            Trust   Income Trust      Trust        Trust
                                          -------- -------------- ------------- -----------
Audit Committee .........................    12          12             12            7
Nominating Committee ....................     3           3              3            4
Valuation Committee .....................     3           3              3            3
Independent Trustees ....................     6           5              6            7
Policy Administration Committee .........    10          10             10           10

     All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of March 15, 2005, which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

   o act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;

   o discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

   o review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

   o review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

   o review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

   o receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

     The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2005, the Annual Report for Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2005 and the Annual Report for Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November 30, 2004, for filing with the Securities and Exchange Commission (the "SEC").

     The members of the Audit Committee are David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair).

     All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerfunds.com. The Nominating Committee reviews the qualifications of persons being considered as candidates as Trustees and makes recommendations regarding the qualifications of such persons to the Independent Trustees. All of the Independent Trustees then evaluate any candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of each Fund are nominated and selected by the Board.

     The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of each fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees may only act upon the Nominating Committee's evaluation if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

     Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

     The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

     Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of a fund.

     The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with each fund's valuation procedures.

     The Policy Administration Committee reviews the implementation of certain of each fund's administrative policies and procedures.

     The Independent Trustees Committee reviews each fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

     Each fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     During each fund's most recent fiscal year, the Board of Trustees held 10 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

     The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2005. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2005. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2005. The dollar ranges in this table are in accordance with SEC requirements.

                                                       Aggregate Dollar Range
                                                       of Equity Securities in
                                                          All Pioneer Funds
                                   Dollar Range of        Overseen or to be
                                  Equity Securities      Overseen by Trustee
Name of Trustee or Nominee           in each Fund            or Nominee
------------------------------------------------------------------------------
INTERESTED TRUSTEE or
  NOMINEE

John F. Cogan .................      Over $100,000(1)             Over $100,000
                                                $0(2)
                                                $0(3)
                                     Over $100,000(4)

Osbert M. Hood ................                 $0(1)             Over $100,000
                                                $0(2)
                                                $0(3)
                                                $0(4)
INDEPENDENT TRUSTEE or
  NOMINEE

David R. Bock .................                 $0(1)                       $ 0
                                                $0(2)
                                                $0(3)
                                                $0(4)

Mary K. Bush ..................                 $0(1)        $10,001 to $50,000
                                                $0(2)
                                                $0(3)
                                                $0(4)

Margaret B. W. Graham .........      $1 to $10,000(1)        $10,001 to $50,000
                                                $0(2)
                                                $0(3)
                                                $0(4)

Marguerite A. Piret ...........                 $0(1)             Over $100,000
                                                $0(2)
                                                $0(3)
                                                $0(4)

Stephen K. West ...............      $1 to $10,000(1)             Over $100,000
                                                $0(2)
                                                $0(3)
                                                $0(4)

John Winthrop ................. $10,001 to $50,000(1)             Over $100,000
                                $10,001 to $50,000(2)
                                $10,001 to $50,000(3)
                                $10,001 to $50,000(4)

-------------
(1)  Shares held in Pioneer High Income Trust
(2)  Shares held in Pioneer Municipal High Income Trust
(3)  Shares held in Pioneer Municipal High Income Advantage Trust
(4)  Shares held in Pioneer Tax Advantaged Balanced Trust

     For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees

     For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, each fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

     As of December 31, 2004, for each fund, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

     During the past five years, for each fund, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o  the fund

o  an officer of the fund

o  a related fund

o  an officer of any related fund

o  Pioneer or PFD

o  an officer of Pioneer or PFD

o  any affiliate of Pioneer or PFD

o  an officer of any such affiliate

     During the calendar years 2003 and 2004, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds was approximately $126,603 and $208,010 in 2003 and 2004, respectively.

     During the calendar years 2003 and 2004, for each fund, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o  Pioneer

o  PFD

o  UniCredito Italiano

o  any other entity in a control relationship with Pioneer or PFD

     None of the funds' Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2003 and 2004, for each fund, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o  the fund

o  any related fund

o  Pioneer

o  PFD

o  any affiliated person of the fund, Pioneer or PFD

o  UniCredito Italiano

o  any other entity in a control relationship to the fund, Pioneer or PFD

Compliance with Section 16(a) Reporting Requirements

     Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and person who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Other executive officers

     In addition to Mr. Cogan and Mr. Hood, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                 Principal occupation(s)
-------------------------------------   --------------------------------------------------
Dorothy E. Bourassa (56)                Secretary of PIM-USA; Senior Vice President -
  Secretary                             Legal of Pioneer; and Secretary/Clerk of most
                                        of PIM-USA's subsidiaries since October 2000;
                                        Secretary of all of the Pioneer Funds since
                                        September 8, 2003 (Assistant Secretary from
                                        November 2000 to September 2003); Senior
                                        Counsel, Assistant Vice President and Director of
                                        Compliance of PIM-USA from April 1998 through
                                        October 2000.

Christopher J. Kelley (40)              Assistant Vice President and Senior Counsel of
  Assistant Secretary                   Pioneer since July 2002; Vice President and
                                        Senior Counsel of BISYS Fund Services, Inc.
                                        (April 2001 to June 2002); Senior Vice President
                                        and Deputy General Counsel of Funds Distributor,
                                        Inc. (July 2000 to April 2001); and Assistant
                                        Secretary of all of the Pioneer Funds since
                                        September, 2003.

David C. Phelan (48)                    Partner, Wilmer Cutler Pickering Hale and Dorr
  Assistant Secretary                   LLP; and Assistant Secretary of all of the Pioneer
                                        Funds since September, 2003.

Vincent Nave (60)                       Vice President -- Fund Accounting, Administration
  Treasurer                             and Custody Services of Pioneer; and Treasurer of
                                        all of the Pioneer Funds (Assistant Treasurer from
                                        June 1999 to November 2000).

Name, age and position with each fund                 Principal occupation(s)
-------------------------------------   -------------------------------------------------
Mark E. Bradley (45)                    Deputy Treasurer of Pioneer since 2004; Treasurer
  Assistant Treasurer                   and Senior Vice President, CDC IXIS Asset
                                        Management Services from 2002 to 2003;
                                        Assistant Treasurer and Vice President, MFS
                                        Investment Management from 1997 to 2002; and
                                        Assistant Treasurer of all of the Pioneer Funds
                                        since November 2004

Luis I. Presutti (40)                   Assistant Vice President -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of Pioneer;
                                        and Assistant Treasurer of all of the Pioneer
                                        Funds since November 2000.

Gary Sullivan (47)                      Fund Accounting Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services of Pioneer;
                                        and Assistant Treasurer of all of the Pioneer
                                        Funds since May 2002.

Katherine Kim Sullivan (31)             Fund Administration Manager -- Fund Accounting,
  Assistant Treasurer                   Administration and Custody Services since June
                                        2003; Assistant Vice President -- Mutual Fund
                                        Operations of State Street Corporation from June
                                        2002 to June 2003 (formerly Deutsche Bank
                                        Asset Management); Pioneer Fund Accounting,
                                        Administration and Custody Services (Fund
                                        Accounting Manager from August 1999 to May
                                        2002); and Assistant Treasurer of all of the
                                        Pioneer Funds since September 8, 2003.

Martin J. Wolin (37)                    Chief Compliance Officer of Pioneer (Director of
  Chief Compliance Officer              Compliance and Senior Counsel from November
                                        2000 to September 2004); Vice President and
                                        Associate General Counsel of UAM Fund Services,
                                        Inc. (mutual fund administration company) from
                                        February 1998 to November 2000; and Chief
                                        Compliance Officer of all of the Pioneer Funds.

Compensation of trustees and officers

     The following table sets forth certain information with respect to the compensation of each Trustee for each of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2005. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. Each fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                                     Pension or Retirement   Total Compensation
                                       Aggregate      Benefits Accrued as    from the Fund and
                                     Compensation         Part of Fund         Other Pioneer
Name of Trustee                        from Fund            Expenses              Funds(2)
-----------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ............    $   500.00*
                                          500.00**            $0.00             $ 23,100.00
Osbert M. Hood(1) ................        500.00*
                                          500.00**             0.00               23,100.00
Independent Trustees:
David R. Bock(3) .................        417.55*
                                          357.64**             0.00               24,937.50
Mary K. Bush .....................      2,102.54*
                                        1,747.01**             0.00              104,000.00
Richard H. Egdahl, M.D.(4) .......      1,622.47*
                                        1,349.12**             0.00               99,750.00
Margaret B.W. Graham .............      2,198.38*
                                        1,808.80**             0.00              104,000.00
Marguerite A. Piret ..............      2,374.70*
                                        1,943.85**             0.00              112,500.00
Stephen K. West ..................      1,944.18*
                                        1,644.93**             0.00               99,750.00
John Winthrop ....................      2,053.98*
                                        1,716.80**             0.00               99,750.00
                                                              -----             -----------
Total ............................    $13,713.80*
                                      $11,568.15**            $0.00             $690,887.50
                                                              =====             ===========

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 81 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Bock became a Trustee of the fund on January 1, 2005.
(4)  Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.
*    Aggregate compensation from Pioneer High Income Trust
**   Aggregate compensation from Pioneer Municipal High Income Advantage Trust

Pioneer Municipal High Income Trust:

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2005. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                      Aggregate    Pension or Retirement    Total Compensation
                                    Compensation    Benefits Accrued as     from the Fund and
Name of Trustee                       from Fund    Part of Fund Expenses   Other Pioneer Funds(2)
-------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ............   $   500.00             $0.00              $ 23,100.00
Osbert M. Hood(1) ................       500.00              0.00                23,100.00

Independent Trustees:
David R. Bock(3) .................       340.33              0.00                24,937.50
Mary K. Bush .....................     1,640.26              0.00               104,000.00
Richard H. Egdahl, M.D.(4) .......     1,266.64              0.00                99,750.00
Margaret B.W. Graham .............     1,691.74              0.00               104,000.00
Marguerite A. Piret ..............     1,814.85              0.00               112,500.00
Stephen K. West ..................     1,555.18              0.00                99,750.00
John Winthrop ....................     1,615.48              0.00                99,750.00
                                     ----------             -----              -----------
Total ............................   $10,924.48             $0.00              $690,887.50
                                     ==========             =====              ===========

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 81 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Bock became a Trustee of the fund on January 1, 2005.
(4)  Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.

Pioneer Tax Advantaged Balanced Trust:

     The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November 30, 2004. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                      Aggregate    Pension or Retirement    Total Compensation
                                    Compensation    Benefits Accrued as     from the Fund and
Name of Trustee                       from Fund    Part of Fund Expenses   Other Pioneer Funds(2)
-------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1) ............   $  500.00            $0.00                 $ 23,100.00
Osbert M. Hood(1) ................      500.00             0.00                   23,100.00

Independent Trustees:
David R. Bock(3) .................      N/A                N/A                        N/A
Mary K. Bush .....................    1,287.16             0.00                  104,000.00
Richard H. Egdahl, M.D.(4) .......    1,250.40             0.00                   99,750.00
Margaret B.W. Graham .............    1,349.46             0.00                  104,000.00

                                 Aggregate    Pension or Retirement    Total Compensation
                               Compensation    Benefits Accrued as     from the Fund and
Name of Trustee                  from Fund    Part of Fund Expenses   Other Pioneer Funds(2)
--------------------------------------------------------------------------------------------
Marguerite A. Piret .........    $1,352.73             $0.00               $112,500.00
Stephen K. West .............     1,188.06              0.00                 99,750.00
John Winthrop ...............     1,257.47              0.00                 99,750.00
                                 ---------             -----               -----------
Total .......................    $8,685.28             $0.00               $665,950.00
                                 =========             =====               ===========

-------------
(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 81 U.S. registered investment portfolios in the Pioneer Family of Funds.
(3)  Mr. Bock became a Trustee of the fund on January 1, 2005.
(4)  Dr. Egdahl retired as a Trustee of the fund on December 31, 2004.

Investment adviser and administrator

     Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

     The Trustees may, but generally do not, attend shareholder meetings. No trustees attended the 2004 annual shareholder meeting.

Required vote

     In accordance with each fund's agreement and declaration of trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Ms. Graham, Mr. Hood and Mr. Winthrop are the current nominees for election for each fund, each by the holders of Common and Preferred Shares. The affirmative vote of a plurality of the Common and Preferred Shares for each fund present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. This means that the three nominees receiving the greatest number of votes will be elected as Class II Trustees to the Board of Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, Class III Trustees to the Board of Pioneer High Income Trust and Class I Trustees to the Board of Pioneer Tax Advantaged Balanced Trust.

Recommendation

     For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote in favor of each of the nominees.

                              AUDITOR INFORMATION

Audit fees

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by each fund for such years were as follows:

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2005         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $20,800                 $44,500
Pioneer Municipal High Income Advantage Trust .........          $22,900                 $59,000

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2005         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $22,900                 $59,000

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2004       ended 11/30/2003
------------------------------------------------------------------------------------------------------
Pioneer Tax Advantaged Balanced Trust .................          $80,500                 n/a

Audit-related fees

     The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year     For the fiscal year
                                                             ended 3/31/2005         ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................           $8,000                 $17,500
Pioneer Municipal High Income Advantage Trust .........           $8,000                 $12,500

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2005         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................           $8,000                 $22,500

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2004       ended 11/30/2003
------------------------------------------------------------------------------------------------------
Pioneer Tax Advantaged Balanced Trust .................          $13,000                n/a

Tax fees

     The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                           For the fiscal year    For the fiscal year
                                                             ended 3/31/2005        ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $6,000                  $3,600
Pioneer Municipal High Income Advantage Trust .........          $6,000                  $3,600

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2005         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................           $6,000                 $3,600

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2004       ended 11/30/2003
------------------------------------------------------------------------------------------------------
Pioneer Tax Advantaged Balanced Trust .................           $6,000                 n/a

All other fees

     There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

     Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, each fund's audit committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the years ended December 31, 2004 and 2003, for each of the funds, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy

o For all projects, the officers of the funds and the funds' independent registered public accounting firm will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees

     The aggregate non-audit fees for each fund and its affiliates as previously defined, were as follows. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process.

                                                           For the fiscal year    For the fiscal year
                                                             ended 3/31/2005        ended 3/31/2004
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................          $15,100                $25,100
Pioneer Municipal High Income Advantage Trust .........          $15,100                $20,100

                                                           For the fiscal year     For the fiscal year
                                                             ended 4/30/2005         ended 4/30/2004
------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust ...................          $15,100                 $26,100

                                                           For the fiscal year     For the fiscal year
                                                             ended 11/30/2004       ended 11/30/2003
------------------------------------------------------------------------------------------------------
Pioneer Tax Advantaged Balanced Trust .................          $19,000                n/a

     The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

     Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, the following common and preferred shares of beneficial interest were outstanding for each fund:

                                                              Common shares          Preferred shares
------------------------------------------------------------------------------------------------------
Pioneer High Income Trust .............................      26,823,948.000            2,020 Series M
                                                                                       2,020 Series W
                                                                                      2,000 Series TH
Pioneer Municipal High Income Advantage Trust .........      22,698,047.000            3,000 Series A
                                                                                       3,000 Series B
Pioneer Municipal High Income Trust ...................      22,120,893.000            2,000 Series A
                                                                                       2,040 Series B
Pioneer Tax Advantaged Balanced Trust .................      28,706,981.000           2,350 Series T7
                                                                                      2,350 Series F7
                                                                                    2,350 Series TH28

     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of each fund or one third of the outstanding shares of each fund, entitled to vote in person or by proxy, shall be a quorum for the transaction of business with respect to such class or classes for each fund, respectively.

Ownership of shares of the funds

     To the knowledge of each fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each fund:

Pioneer High Income Trust:

Record Holder                    Share Class        Number of Shares      % of Class
------------------------------------------------------------------------------------
Cede & Co.                          Common              26,745,172           99.71
Box 20
Bowling Green Station
New York, NY 10004
------------------------------------------------------------------------------------
UBS Financial Services, Inc.        Series M                   379           18.76
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
------------------------------------------------------------------------------------
                                    Series TH                  196            9.80
------------------------------------------------------------------------------------
                                    Series W                   241           11.93
------------------------------------------------------------------------------------
CSFB Direct                         Series M                   355           17.57
Harborside Financial Center
501 Plaza II
Jersey City, NJ 07311-0000
------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Inc.     Series M                   326           16.14
Harborside Financial Center
34 Exchange Place Plaza 2,
2nd Floor
Jersey City, NJ 07311
------------------------------------------------------------------------------------
                                    Series TH                  269           13.45
------------------------------------------------------------------------------------
Deutsche Bank Securities            Series M                   273           13.51
60 Wall Street
New York, NY 10005
------------------------------------------------------------------------------------
                                    Series TH                  105            5.25
------------------------------------------------------------------------------------
                                    Series W                   404           20.00
------------------------------------------------------------------------------------
Merrill Lynch                       Series M                   270           13.37
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
------------------------------------------------------------------------------------
                                    Series TH                  574           28.70
------------------------------------------------------------------------------------
                                    Series W                   194            9.60
------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.      Series M                   177            8.76
333 West 34th Street 3rd Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------
CIBC World Markets                  Series TH                  460           23.00
Oppenheimer Tower
World Financial Center
200 Liberty Street
New York, NY 10281-0000
------------------------------------------------------------------------------------
                                    Series W                   912           45.15
------------------------------------------------------------------------------------

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series TH                  144            7.20
125 Broad Street
16th Floor
New York, NY 10004-2464
-----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series TH                  180            9.00
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
-----------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust:

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Cede & Co.                              Common              22,000,837           99.46
Box 20
Bowling Green Station
New York, NY 10004
-----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                 1,123           56.15
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
-----------------------------------------------------------------------------------------
                                        Series B                   966           47.35
-----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                   554           27.70
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
-----------------------------------------------------------------------------------------
                                        Series B                   162            7.94
-----------------------------------------------------------------------------------------
Wachovia Securities                     Series A                   168            8.40
Loretta Pemberton
901 East Yird St
Richmond, VA 23219
-----------------------------------------------------------------------------------------
                                        Series B                   185            9.07
-----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series B                   542           26.57
125 Broad Street 16th Floor
New York, NY 10004-2464
-----------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust:

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Cede & Co.                              Common              22,571,261           99.44
Box 20
Bowling Green Station
New York, NY 10004
-----------------------------------------------------------------------------------------
UBS Financial Services, Inc.            Series A                 1,578           52.60
Newport Center 3
499 Washington Blvd., 15th Floor
Jersey City, NJ 07310-1995
-----------------------------------------------------------------------------------------
                                        Series B                 1,238           41.27
-----------------------------------------------------------------------------------------

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series A                    518          17.27
125 Broad Street, 16th Floor
New York, NY 10004-2464
-----------------------------------------------------------------------------------------
                                        Series B                    523          17.43
-----------------------------------------------------------------------------------------
Merrill Lynch                           Series A                    366          12.20
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
-----------------------------------------------------------------------------------------
                                        Series B                    617          20.57
-----------------------------------------------------------------------------------------
Morgan Keegan                           Series A                    219           7.30
50 North Front Street
Memphis, TN 38103-2126
-----------------------------------------------------------------------------------------
Wachovia Securities                     Series A                    185           6.17
Loretta Pemberton
901 East Yird St
Richmond, VA 23219
-----------------------------------------------------------------------------------------
                                        Series B                    282           9.40
-----------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Inc.         Series B                    167           5.57
Harborside Financial Center
34 Exchange Place Plaza 2, 2nd Floor
Jersey City, NJ 07311
-----------------------------------------------------------------------------------------
Jeffries & Company Inc.                 Series B                    173           5.77
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
-----------------------------------------------------------------------------------------

Pioneer Tax Advantaged Balanced Trust:

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Cede & Co.                              Common              28,688,345           99.94
Box 20
Bowling Green Station
New York, NY 10004
-----------------------------------------------------------------------------------------
Merrill Lynch                           Series F                 1,930           82.13
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
-----------------------------------------------------------------------------------------
                                        Series H                 1,746           74.30
-----------------------------------------------------------------------------------------
                                        Series T                 1,294           55.06
-----------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.          Series F                   355           15.11
333 West 34th Street, 3rd Floor
New York, NY 10001-2402
-----------------------------------------------------------------------------------------
                                        Series H                   166            7.06
-----------------------------------------------------------------------------------------
                                        Series T                   504           21.45
-----------------------------------------------------------------------------------------

Record Holder                           Share Class      Number of Shares      % of Class
-----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                  Series T                   172            7.32
125 Broad Street, 16th Floor
New York, NY 10004-2464
-----------------------------------------------------------------------------------------
Deutsche Bank Securities                Series H                   434           18.47
60 Wall Street
New York, NY 10005
-----------------------------------------------------------------------------------------
                                        Series T                   380           16.17
-----------------------------------------------------------------------------------------

Shareholder proposals

     If you wish to include a proposal in your fund's proxy statement for the 2006 annual meeting, your proposal must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 on or before April 11, 2006. A proposal that is not to be included in the fund's proxy statement may only be made at the 2006 annual meeting if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2006 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2006 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2006 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2006 meeting is first made by the fund.

     The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each fund currently expects to hold the next annual shareholders' meeting on or about August 15, 2006, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal No. 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     For each fund, one-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the Trust, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. However, an abstention from voting has the same effect as a vote against a proposal. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting.

Other business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

     The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(July 11, 2005)

                     Appendix A -- Audit Committee Charter

                         EXCHANGE LISTED PIONEER FUNDS

                            Audit Committee Charter

     This Audit Committee Charter is applicable to each of the Pioneer Funds that are listed on the New York Stock Exchange ("NYSE").

     Italicized terms used in this Charter are defined in Annex A.

     Membership. The Audit Committee shall be composed exclusively of Trustees ("Independent Trustees") who are not "interested persons" as defined in the Investment Company Act of 1940, as amended, of Pioneer Investment Management, Inc ("Pioneer"). The Audit Committee shall include at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. In selecting Independent Trustees to serve on the Audit Committee, the Board of Trustees shall select members who are free of any relationship that, in the opinion of the Board of Trustees, may interfere, or give the appearance of interfering, with such member's individual exercise of independent judgment. Unless otherwise determined by the Board, no member of the Audit Committee may serve on the audit committee of more than two other public companies (other than another Pioneer Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Audit Committee shall be independent. Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. At least one member of the Audit Committee shall be an Audit Committee Financial Expert.

     Function. The Audit Committee's purpose is to:

     o assist the Board of Trustee's oversight of (1) the integrity of the Pioneer Funds' financial statements, (2) the Pioneer Funds' compliance with legal and regulatory requirements that relates to the Funds' accounting and financial reporting, internal financial controls and independent audit (except to the extent such responsibility is delegated to another committee of the Board of Trustees), (3) the independent auditor's qualifications and independence, and (4) the performance of the Pioneer Funds' internal audit function and independent accountants; and

     o prepare an Audit Committee Report to the extent required by the Securities and Exchange Commission ("SEC") to be included in a Pioneer Funds' annual proxy statement or other filing.

     The Audit Committee shall discharge its responsibilities, and shall access the information provided by the Pioneer Funds' officers, Pioneer and independent auditors, in accordance with its business judgment.

     Oversight Role. Oversight is the primary role of the Audit Committee. Pioneer (or in the case of certain Pioneer Funds, Princeton Administrators LLC) is responsible for maintaining appropriate systems for accounting and internal controls and preparing the Pioneer Funds' financial statements. The independent auditors are responsible for auditing the Pioneer Funds' financial statements and, to the extent directed by the Audit Committee, for reviewing the Pioneer Funds' unaudited interim financial statements. The Audit Committee and the Board of Trustees recognize that the Funds' officers, Pioneer and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding the Pioneer Funds' accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role is not intended to provide any expert or special assurance as to the financial statements and other financial information provided by a Pioneer Fund to its shareholders and others. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Pioneer Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

     The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any Pioneer Fund's officer, Pioneer and the independent auditors regarding financial reporting.

     Specific Responsibilities. The specific responsibilities of the Audit Committee are:

     1. To act as a liaison between the Pioneer Funds' independent auditors and the Board of Trustees of the Pioneer Funds.

     2. To approve, and in addition recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment, retention and compensation of an independent auditor for each Pioneer Fund prior to the engagement of such independent auditor. The Audit Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

     3. To meet with independent auditors, including private meetings, and, as necessary, Pioneer's internal auditors and the Funds' officers (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss the form and substance of the Pioneer Funds' financial statements and reports, and any matters of concern relating to the Pioneer Funds' financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants' comments with respect to the Pioneer Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to discuss the Funds' policies with respect to risk assessment and risk management; (v) to review the resolution of any disagreements between the independent auditors and Pioneer regarding the Pioneer Funds' financial reporting; and (vi) to review the form of opinion the independent accountants propose to render to the Board of Trustees and shareholders.

     4. Together with the Independent Trustees Committee, to review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts.

     5. To monitor the independent auditor of each Pioneer Fund to attempt to identify: conflicts of interest between the Pioneer Funds and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to a Pioneer Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund. The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

     6. To ensure that the independent auditors inform the Audit Committee on a periodic basis of all relationships between the auditors and Pioneer; to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     7. To pre-approve all audit and non-audit services provided to each Pioneer Fund by its independent auditor, directly or pursuant to the pre-approval polices attached hereto as Annex B. To pre-approve, directly or pursuant to the pre-approval polices attached hereto as Annex B, all non-audit services provided by the Pioneer Fund's independent auditor to Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides ongoing services to a Pioneer Fund, if the engagement relates directly to the operations and financial reporting of the Pioneer Fund. The Audit Committee is authorized to further delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

     8. With respect to any Pioneer Fund listed on the NYSE, to consider whether the Audit Committee will recommend to the Board of Trustees that the audited financial statements be included in the Fund's annual report. The Board of Trustees delegates to the Audit Committee the authority to release the Funds' financial statements for publication in the annual report, subject to the Board of Trustees' right to review and ratify such financial statements following publication. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a Fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

     9. To obtain and review, at least annually, a report by the independent auditor describing: the independent accounting firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and each Fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1.

     10. To review and discuss the annual audited financial statements and semi-annual financial statements of any Pioneer Fund listed on the NYSE with management and the independent auditor, including reviewing any such Fund's specific disclosures under "Portfolio Manager's Discussion."

     11. To review with the independent auditor any problems that may be reported to the Audit Committee arising out of a Fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

     12. To investigate improprieties or suspected improprieties in the operations of a Pioneer Fund. To establish and monitor, or cause to be established and monitored, procedures for the receipt, retention, and treatment of complaints received by a Pioneer Fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of Pioneer, Princeton Administrators LLC or any other provider of accounting related services for a listed fund, as well as employees of the fund regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements. The procedures currently in effect are attached as Annex C.

     13. To review with the Pioneer Funds' principal executive officer and/or principal financial officer required certifications on Form N-CSR and certifications required by Section 303A.12 of the NYSE Listed Company Manual.

     14. To report regularly to the Board of Trustees, including the Audit Committee's conclusions with respect to the independent auditor and the funds' financial statements and accounting controls.

     Governance. Members of the Audit Committee shall elect from among themselves a Chair, who shall preside over meetings of the Audit Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the Board of Trustees. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. Meetings of the Audit Committee shall be open to all members of the Board who are Independent Trustees of the Funds; however, no member of the Board of Trustees other than a member of the Audit Committee shall have the right to vote on any matter brought before the Audit Committee. The Chair shall determine whether Trustees who are affiliated with Pioneer, or members of the Funds' management may be present at any meeting. The Audit Committee shall meet regularly with the Treasurer of the Funds. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

     The designation of a person as an Audit Committee Financial Expert within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002 shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee, nor shall it decrease the duties and obligations of other Audit Committee members or the Board of Trustees. The compensation of Audit Committee members shall be as determined by the Independent Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a Pioneer Fund, other than fees paid in his or her capacity as a member of the Board of Trustees or a committee of the Board.

     Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees, as it deems desirable. This Charter may only be amended by the Board of Trustees. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately.

                        Annex A--Certain Defined Terms

Audit Committee Financial Expert means a person who has the following attributes:

              (i) An understanding of generally accepted accounting principles and financial statements;

              (ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

              (iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities;

              (iv) An understanding of internal controls and procedures for financial reporting; and

              (v)    An understanding of audit committee functions.

              An Audit Committee Financial Expert must have acquired such attributes through:

              (i) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

              (ii) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

              (iii) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

              (iv)   Other relevant experience.

Independent as used in this Charter means a person who is Independent as defined in both Section 303A of the NYSE Listed Company Manual and Rule 10A-3(b)(1).

       Section 303A

              2. In order to tighten the definition of "independent director" for purposes of these standards:

                     (a) No director qualifies as "independent" unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder of officer of an organization that has a relationship with the company). Companies must identify which directors are independent and disclose the basis for that determination.

                     (b)    In addition, a director is not independent if:

                            (i) The director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer,(1) of the listed company.

                            (ii)   The director has received, or has an
                                   immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

                            (iii) (A) The director or an immediate family member is a current partner of a firm that is the company's internal or external auditor;
                                   (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time.

                            (iv) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company's present executive officers at the same time serves or served on that company's compensation committee.

       Rule 10A-3(b)(1).

              (1)    Independence.

                     (i) Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent; provided that, where a listed issuer is one of two dual holding companies, those companies may designate one audit committee for both companies so long as each member of the audit committee is a member of the board of directors of at least one of such dual holding companies.

                     (ii) Independence requirements for non-investment company issuers. In order to be considered to be independent for purposes of this

----------------
(1) For purposes of Section 303A, the term "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the Securities Exchange Act of 1934 paragraph (b)(1), a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                            (A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

                            (B) Be an affiliated person of the issuer or any subsidiary thereof.

                     (iii) Independence requirements for investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                            (A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

                            (B) Be an "interested person" of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(19)).

                     (iv)   Exemptions from the independence requirements.

                            (A) For an issuer listing securities pursuant to a registration statement under section 12 of the Act (15 U.S.C. 78l), or for an issuer that has a registration statement under the Securities Act of 1933 (15 U.S.C. 77a et seq.) covering an initial public offering of securities to be listed by the issuer, where in each case the listed issuer was not, immediately prior to the effective date of such registration statement, required to file reports with the

                                   Commission pursuant to section 13(a) or
                                   15(d) of the Act (15 U.S.C. 78m(a) or
                                   78o(d)):

                                   (1)    All but one of the members of the
                                          listed issuer's audit committee may be
                                          exempt from the independence
                                          requirements of paragraph (b)(1)(ii)
                                          of this section for 90 days from
                                          the date of effectiveness of such
                                          registration statement; and

                                   (2)    A minority of the members of the
                                          listed issuer's audit committee may be
                                          exempt from the independence
                                          requirements of paragraph (b)(1)(ii)
                                          of this section for one year from
                                          the date of effectiveness of such
                                          registration statement.

                            (B) An audit committee member that sits on the board of directors of a listed issuer and an affiliate of the listed issuer is exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if the member, except for being a director on each such board of directors, otherwise meets the independence requirements of paragraph (b)(1)(ii) of this section for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of each such entity.

                            (C) An employee of a foreign private issuer who is not an executive officer of the foreign private issuer is exempt from the requirements of paragraph (b)(1)(ii) of this section if the employee is elected or named to the board of directors or audit committee of the foreign private issuer pursuant to the issuer's governing law or documents, an employee collective bargaining or similar agreement or other home country legal or listing requirements.

                            (D) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

                                   (1)    The member is an affiliate of the
                                          foreign private issuer or a
                                          representative of such an affiliate;

                                   (2)    The member has only observer status
                                          on, and is not a voting member or the
                                          chair of, the audit committee; and

                                   (3)    Neither the member nor the affiliate
                                          is an executive officer of the foreign
                                          private issuer.

                            (E) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

                                   (1)    The member is a representative or
                                          designee of a foreign government or
                                          foreign governmental entity that is an
                                          affiliate of the foreign private
                                          issuer; and

                                   (2) The member is not an executive officer of the foreign private issuer.

                            (F) In addition to paragraphs (b)(1)(iv)(A) through (E) of this section, the Commission may exempt from the requirements of paragraphs (b)(1)(ii) or (b)(1)(iii) of this section a particular relationship with respect to audit committee members, as the Commission determines appropriate in light of the circumstances.

                                 Pioneer Funds

      Annex B -- Approval of Audit, Audit-Related, Tax and Other Services
                      Provided by the Independent Auditor

Section I -- Policy Purpose and Applicability

     The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

     The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

     Approval of a service in accordance with these policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

     In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

     Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

Section II -- Policy

A. Service          Service Category             (b) Specific Pre-Approved          Audit Committee              Audit Committee
Category            Description                  Service Subcategories              Approval Policy              Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
I. Audit Services   Services that are directly   o Accounting research              "One-time" pre-approval      A summary of
                    related to performing the      assistance                       for the audit period for     all such services
                    independent audit of the                                        all pre-approved specific    and related fees
                    Funds                        o SEC consultation, registration   service subcategories.       reported at each
                                                   statements, and reporting        Approval of the              regularly scheduled
                                                                                    independent auditors as      Audit Committee
                                                 o Tax accrual related matters      auditors for a Fund shall    meeting.
                                                                                    constitute pre approval for
                                                 o Implementation of new            these services.
                                                   accounting standards

                                                 o Compliance letters (e.g.
                                                   rating agency letters)

                                                 o Regulatory reviews and
                                                   interpretive assistance
                                                   regarding financial matters

                                                 o Semi-annual reviews (if
                                                   requested)

                                                 o Comfort letters for closed
                                                   end offerings

                                                 o AICPA attest and agreed-upon
                                                   procedures

                                                 o Technology control
                                                   assessments

                                                 o Financial reporting control
                                                   assessments

                                                 o Enterprise security
                                                   architecture assessment
------------------------------------------------------------------------------------------------------------------------------------

B. Service           Service Category                  (c) Specific Pre-Approved   Audit Committee              Audit Committee
Category             Description                       Service Subcategories       Approval Policy              Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
II. Audit-Related    Services which are not                                        Specific approval is         A summary of
Services             prohibited under Rule 210.2-                                  needed to exceed the         all such services
                     01(C)(4) (the "Rule") and are                                 pre-approved dollar limit    and related
                     related extensions of the audit                               for these services (see      fees (including
                     services support the audit, or                                general Audit Committee      comparison to
                     use the knowledge/expertise                                   approval policy below        specified dollar
                     gained from the audit                                         for details on obtaining     limits) reported
                     procedures as a foundation to                                 specific approvals)          quarterly.
                     complete the project. In most
                     cases, if the Audit-Related                                   Specific approval is
                     Services are not performed                                    needed to use the Fund's
                     by the Audit firm, the scope of                               auditors for Audit-Related
                     the Audit Services would likely                               Services not denoted as
                     increase. The Services are                                    "pre-approved" to the left,
                     typically well-defined and                                    or to add a specific
                     governed by accounting                                        service subcategory as
                     professional standards                                        "pre-approved"
                     (AICPA, SEC, etc.)
------------------------------------------------------------------------------------------------------------------------------------

B. Service          Service Category                   (c) Specific Pre-Approved       Audit Committee             Audit Committee
Category            Description                        Service Subcategories           Approval Policy             Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
III. Tax Services   Services which are not             o Tax planning and support      Specific approval is        A summary of
                    prohibited by the Rule, if an                                      needed to exceed the        all such services
                    officer of the Fund determines     o Tax controversy assistance    pre-approved dollar         and related
                    that using the Fund's auditor to                                   limits for these services   fees (including
                    provide these services creates     o Tax compliance, tax returns,  (see general Audit          comparison to
                    significant synergy in the           excise tax returns and        Committee approval          specified dollar
                    form of efficiency, minimized        support                       policy below for details    limits) reported
                    disruption, or the ability to                                      on obtaining specific       quarterly.
                    maintain a desired level of        o Tax opinions                  approvals)
                    confidentiality.
                                                                                       Specific approval is
                                                                                       needed to use the Fund's
                                                                                       auditors for tax services
                                                                                       not denoted as pre-
                                                                                       approved to the left,
                                                                                       or to add a specific
                                                                                       service subcategory
                                                                                       as "pre-approved"
------------------------------------------------------------------------------------------------------------------------------------

A. Service           Service Category             (d) Specific Pre-Approved        Audit Committee             Audit Committee
Category             Description                  Service Subcategories            Approval Policy             Reporting Policy
------------------------------------------------------------------------------------------------------------------------------------
IV. Other Services   Services which are not       o Business Risk Management       Specific approval is        A summary of
                     prohibited by the Rule,        support                        needed to exceed the        all such services
a. Synergistic,      if an officer of the Fund                                     pre-approved dollar         and related
unique               determines that using the    o Other control and regulatory   limits for these services   fees (including
qualifications       Fund's auditor to provide      compliance projects            (see general Audit          comparison to
                     these services creates                                        Committee approval          specified dollar
                     significant synergy in                                        policy below for details    limits) reported
                     the form of efficiency,                                       on obtaining specific       quarterly.
                     minimized disruption, the                                     approvals)
                     ability to maintain a
                     desired level of                                              Specific approval is
                     confidentiality, or where                                     needed to use the Fund's
                     the Fund's auditors                                           auditors for "Synergistic"
                     possess unique or                                             or "Unique Qualifications"
                     superior qualifications                                       Other Services not
                     to provide these                                              denoted as pre-approved
                     services, resulting in                                        to the left, or to add
                     superior value and                                            a specific service
                     results for the Fund.                                         subcategory as
                                                                                   "pre-approved"
------------------------------------------------------------------------------------------------------------------------------------

B. Service    Service Category               (c) Specific Pre-Approved   Audit Committee               Audit Committee
Category      Description                    Service Subcategories       Approval Policy               Reporting Policy
--------------------------------------------------------------------------------------------------------------------------
Prohibited    Services which result in the                               These services are not to     A summary of
Services      auditors losing independence   1. Bookkeeping or other     be performed with the         all services and
              status under the Rule.            services related to      exception of the (*)          related fees
                                                the accounting records   services (see                 reported at each
                                                or financial             subcategories 1 through 5     regularly scheduled
                                                statements of the        on the left), that may be     Audit Committee
                                                audit client*            permitted if they would       meeting will serve
                                                                         not be subject to audit       as continual
                                             2. Financial information    procedures at the audit       confirmation that
                                                systems design and       client (as defined in Rule    has not provided
                                                implementation*          2-01(f)(4)) level by the      any restricted
                                                                         firm providing the service.   services.
                                             3. Appraisal or valuation
                                                services, fairness*
                                                opinions, or
                                                contribution-in-kind
                                                reports

                                             4. Actuarial services
                                                (i.e., setting
                                                actuarial reserves
                                                versus actuarial audit
                                                work)*

                                             5. Internal audit
                                                outsourcing services*

                                             6. Management functions
                                                or human resources

                                             7. Broker or dealer,
                                                investment advisor, or
                                                investment banking
                                                services

                                             8. Legal services and
                                                expert services
                                                unrelated to the audit

                                             9. Any other service that
                                                the Public Company
                                                Accounting Oversight
                                                Board determines, by
                                                regulation, is
                                                impermissible
--------------------------------------------------------------------------------------------------------------------------

General Audit Committee Approval Policy:

   o Annual de minimus approval for audit related, tax and other services with an aggregate value up to 20% of the audit and tax fees for the Pioneer Funds for such year.

   o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

   o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

   o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

                                    Annex C

          Policy for Raising and Investigating Complaints or Concerns
                     About Accounting or Auditing Matters

     As contemplated by the Audit Committee Charter, the Audit Committee of the Pioneer Funds' Board of Trustees has established the following procedures for:

         the confidential, anonymous submission by employees of the Pioneer Investment Management, Inc., its parent and affiliates ("collectively, Pioneer"), as well as employees of the Funds' various service providers, of concerns regarding improprieties or questionable practices in Fund accounting or auditing matters, and the receipt, retention and treatment of such concerns and complaints.

     Some specific examples of practices that should be reported, if not adequately addressed by an officer of the Funds, include: uncorrected, material portfolio pricing errors; failure to follow valuation policies that results in a material impact on a Fund's net value; failure to correctly impose a sales charge; material deficiencies in record keeping, processing or reporting of a Fund's assets and liabilities; fraud involving a Fund's or a service provider's employees; deficiencies in the design or operation of internal controls what could adversely affect the Fund's or a service provider's ability to accurately process and report financial data concerning the Fund; a false or misleading statement or omission in connection with an audit of a Fund or preparation of any document in connection with a filing to the SEC or a failure to make a required disclosure to the Audit Committee; or, any situation that, if uncorrected, would prevent a Fund from qualifying as a regulated investment company under the Internal Revenue Code.

Policy Objective

     The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The Pioneer Funds desire and expect that the employees and officers of Pioneer, as well as other service providers to the Funds, will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

Procedures for Raising Complaints and Concerns

     Employees of Pioneer or of service providers to the Funds, as well as any other person with concerns or complaints regarding accounting, internal accounting controls or auditing matters, may submit them, in name or anonymously, in writing to the attention of Pioneer's Director of Internal Audit, at Pioneer's principal executive offices in Boston. Alternatively, such concerns or complaints may be communicated, in name or anonymously, directly to any member of the Funds' Audit Committee.

Procedures for Investigating and Resolving Complaints and Concerns

     All complaints and concerns received by the Director of Internal Audit shall be promptly forwarded to the Audit Committee of the Fund's Board or to the Chair of the Audit Committee. If sent only to the Chair, the Chair may determine whether to refer the issues to the entire Audit Committee. The Director will retain and forward to the Audit Committee a record of all complaints and concerns received (whether or not determined to have merit) in each fiscal quarter.

     The Audit Committee will evaluate all complaints or concerns received. If the Audit Committee requires additional information to evaluate a complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information, or may, in its discretion, authorize another person or entity to investigate on its behalf.

     After its evaluation of the complaint or concern, the Audit Committee will recommend to the Funds such action, if any, as it deems necessary and appropriate to address the substance of the complaint or concern. The Funds reserve the right to take whatever action the Audit Committee has deemed appropriate, up to and including a request that Pioneer discharge any employee deemed to have engaged in improper conduct.

     Whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns, as well as the identity of those who submit them or who participate in any investigation, confidential, and to limit disclosure to those with a business need to know.

Retaliation Is Prohibited

     Pioneer shall not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined by the Director of Internal Audit or the Audit Committee that the complaint or concern was raised with knowledge that it was false. Retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern will not be tolerated by Pioneer or the Funds, and will warrant disciplinary action against the offending party, up to and including termination of employment. In addition, retaliation is unlawful, and may result in criminal action.

     Pioneer will distribute this policy to all employees, and will arrange for its distribution to all Fund service providers.

     The Pioneer Funds shall retain records of all complaints and concerns received by them, and a record of their disposition, for a minimum of five years from the date of the report.

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            PIONEER HIGH INCOME TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class III trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            PIONEER HIGH INCOME TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class III trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class II trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class II trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class II trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class II trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                     PIONEER TAX ADVANTAGED BALANCED TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class I trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                     PIONEER TAX ADVANTAGED BALANCED TRUST
                          To be held August 16, 2005

I (we), the undersigned holders(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on August 16, 2005, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.


                                                           999  9999  9999  999


                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature of joint owner, if any


                                       _________________________________________
                                       Date




          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:  [box]


1. To elect three Class I trustees of the      FOR   WITHHOLD          FOR ALL
fund, as named in the attached proxy          ALL      ALL               EXCEPT
statement, to serve on the Board of                            (as marked below)
Trustees until their successors have been
duly elected and qualified. The                [box]   [box]              [box]
nominees for trustees are:

01. Margaret B.W. Graham    02. Osbert M. Hood     03. John Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:


__________________________________________






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD